UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 9, 2019

HarborOne NorthEast Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	001-38955	81-1607465
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number

770 Oak Street, Brockton, Massachusetts 02301

(Address of principal executive offices)

(508) 895-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	HONE	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01                                        Other Events

HarborOne NorthEast Bancorp, Inc. (the “Company”) is the proposed stock holding company for HarborOne Bank (the “Bank”) resulting from the conversion of HarborOne Mutual Bancshares (the “MHC”) from the mutual holding company to the stock holding company form of organization (the “Conversion”). Upon consummation of the Conversion, the Company will own all of the issued and outstanding shares of the Bank’s common stock. As part of the Conversion, shares of the Company’s common stock will be issued and sold in a previously announced subscription and community offering. Shares will also be issued in exchange for the currently issued and outstanding shares of HarborOne Bancorp, Inc. (the current mid-tier holding company for the Bank, “Old HarborOne”) held by persons other than the MHC. The Company filed a registration statement on Form S-1, as amended (File No. 333-230183) with the Securities and Exchange Commission (the “SEC”), which was declared effective by the SEC on June 21, 2019.

A copy of Old HarborOne’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2019, filed with the SEC on August 9, 2019, is filed as Exhibit 99.1 hereto and incorporated herein by reference. The information included in Exhibit 99.1 and incorporated into this report is for the Company. Separate financial statements for the Company have not been included in this report because the Company has not issued any shares and has engaged only in organizational activities to date, and has no significant assets, contingent or other liabilities, revenues or expenses.

Item 9.01                                           Financial Statements and Exhibits

(d)                   Exhibits

Number	Description
99.1

Quarterly Report on Form 10-Q for the quarter ended June 30, 2019, of HarborOne Bancorp, Inc., (Incorporated by reference to the Form 10-Q for the quarter ended June 30, 2019 of HarborOne Bancorp, Inc. (File No. 001-37778) filed with the SEC on August 9, 2019).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

HARBORONE BANCORP, INC.

	By:	/s/ Linda H. Simmons
	Name:	Linda H. Simmons
	Title:	Senior Vice President and Chief Financial Officer

Date: August 9, 2019

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